EXHIBIT 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Extended Stay America, Inc. (the “Company”) on Form 10-K for the annual period ended December 31, 2002, as filed with the SEC on the date hereof (the “Report”), the undersigned, as Chief Financial Officer and Vice President—Finance of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2003	/s/ GREGORY R. MOXLEY

Gregory R. Moxley

Chief Financial Officer and Vice President—Finance

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